UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549
_______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 9, 2024
_______________________
MERITAGE HOMES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-9977	86-0611231
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18655 North Claret Drive, Suite 400, Scottsdale, Arizona 85255
(Address of Principal Executive Offices, including Zip Code)
(480) 515-8100
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.01 par value	MTH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 9, 2024, Meritage Homes Corporation (the "Company") and Steven J. Hilton, Executive Chairman, entered into a new employment agreement. Pursuant to this agreement, Mr. Hilton's employment term ends on December 31, 2024, and includes an automatic extension renewal provision that extends the term of the agreement for one year unless he or the Company notifies the other that it wishes to terminate the agreement within sixty days prior to the expiration date of any renewal term. There are no changes to any of the amounts or components of Mr. Hilton’s compensation in the new employment agreement as described in the Company’s definitive proxy statement for the 2023 annual meeting of stockholders filed with the SEC on March 24, 2023.

The above description of Mr. Hilton’s employment agreement is qualified in its entirety by the terms and conditions set forth in the employment letter agreement at Exhibit 10.1 to this Form 8-K, which is incorporated by reference herein.

Also on January 9, 2024, the Executive Compensation Committee (the "Compensation Committee") of the Company approved increases in certain components of compensation for Phillippe Lord, Chief Executive Officer, Hilla Sferruzza, Executive Vice President and Chief Financial Officer, Clinton Szubinski, Executive Vice President and Chief Operating Officer, Malissia Clinton, Executive Vice President and General Counsel, and Javier Feliciano, Executive Vice President and Chief People Officer, as allowed by each of their respective employment agreements.

Following is a description of the changes in compensation for each executive. The descriptions contained in this Form 8-K are qualified in their entirety by the terms of the actual notices filed herewith as exhibits to this Form 8-K and incorporated by reference herein.

Base Salary Compensation
The base salary for each executive will be increased effective January 1, 2024 as shown in the table below.

Executive Officer	Revised Base Salary
Phillippe Lord	$1,000,000
Hilla Sferruzza	$775,000
Clinton Szubinski	$750,000
Malissia Clinton	$540,000
Javier Feliciano	$500,000

Performance-Based Cash Incentive and Equity (Non-Cash) Compensation

The target annual cash incentive bonus and target value of equity compensation (non-cash) increased to the amounts noted below.

Executive Officer	Revised Annual Target Cash Incentive Compensation	Revised Annual Target (non-cash) Equity Incentive Compensation (1)
Phillippe Lord	$3,000,000	$5,000,000
Hilla Sferruzza	$1,356,250	$1,743,750
Clinton Szubinski	$1,875,000	$2,062,500
Malissia Clinton	$540,000	$918,000
Javier Feliciano	$375,000	$825,000

(1) 50% of the award value is to be comprised of time-based restricted stock units and 50% of the award value is to be comprised of performance-based awards.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit Number	Description
10.1	Steven J. Hilton Employment Agreement
10.2	Phillippe Lord - Notice of Approved 2024 Compensation
10.3	Hilla Sferruzza - Notice of Approved 2024 Compensation
10.4	Clinton Szubinski - Notice of Approved 2024 Compensation
10.5	Malissia Clinton - Notice of Approved 2024 Compensation
10.6	Javier Feliciano- Notice of Approved 2024 Compensation
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 10, 2024

MERITAGE HOMES CORPORATION

/s/	Javier Feliciano
By:	Javier Feliciano
Executive Vice President and Chief People Officer